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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Regal Cinemas, Inc. of our report dated February 28, 1997, relating to the financial statements of Act III Cinemas, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.





                                                  /s/ PRICEWATERHOUSECOOPERS LLP



Portland, Oregon
September 25, 1998